Certification of Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


I, David B. Holtz, Senior Vice President, Finance and Treasurer of Integra LifeSciences Holdings Corporation (the "Company"), hereby certify that, to my knowledge:

     1. The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirement of
         Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 10, 2005                           /s/ David B. Holtz
                                             -------------------
                                             David B. Holtz
                                             Senior Vice President, Finance